PART B

VANGUARD® CALIFORNIA TAX-FREE FUNDS, VANGUARD FLORIDA TAX-FREE FUNDS, VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS, VANGUARD NEW JERSEY TAX-FREE FUNDS, VANGUARD NEW YORK TAX-FREE FUNDS, VANGUARD OHIO TAX-FREE FUNDS, VANGUARD PENNSYLVANIA TAX-FREE FUNDS

(Also known as the Vanguard State Tax-Exempt Funds) (Individually, a Trust; Collectively, the Trusts)

STATEMENT OF ADDITIONAL INFORMATION

July 22, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated July 22, 2011, for Vanguard Florida Long-Term Tax-Exempt Fund, and March 29, 2011, for all of the other Funds). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447; Online: vanguard.com
TABLE OF CONTENTS
Description of the Trusts		B-1
Fundamental Policies		B-3
Investment Strategies and Nonfundamental Policies		B-4
State Risk Factors		B-17
Share Price		B-25
Purchase and Redemption of Shares		B-26
Management of the Funds		B-27
Investment Advisory Services		B-47
Portfolio Transactions		B-49
Proxy Voting Guidelines		B-50
Financial Statements		B-55
Description of Municipal Bond Ratings		B-55
DESCRIPTION OF THE TRUSTS

The Trusts currently offer the following funds and share classes (identified by ticker symbol):
Share Classes [1]
Fund[2]	Investor	Admiral
Vanguard California Tax-Free Funds
Vanguard California Tax-Exempt Money Market Fund	VCTXX	—
Vanguard California Intermediate-Term Tax-Exempt Fund	VCAIX	VCADX
Vanguard California Long-Term Tax-Exempt Fund	VCITX	VCLAX
Vanguard Florida Tax-Free Funds
Vanguard Florida Long-Term Tax-Exempt Fund	VFLTX	VFLRX
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund	VMATX	—
Vanguard New Jersey Tax-Free Funds
Vanguard New Jersey Tax-Exempt Money Market Fund	VNJXX	—
Vanguard New Jersey Long-Term Tax-Exempt Fund	VNJTX	VNJUX
Vanguard New York Tax-Free Funds
Vanguard New York Tax-Exempt Money Market Fund	VYFXX	—
Vanguard New York Long-Term Tax-Exempt Fund	VNYTX	VNYUX
Vanguard Ohio Tax-Free Funds
Vanguard Ohio Tax-Exempt Money Market Fund	VOHXX	—
Vanguard Ohio Long-Term Tax-Exempt Fund	VOHIX	—
Vanguard Pennsylvania Tax-Free Funds
Vanguard Pennsylvania Tax-Exempt Money Market Fund	VPTXX	—
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	VPAIX	VPALX
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

Each Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes

Organization

Vanguard California, Florida, New Jersey, New York, Ohio, and Pennsylvania Tax-Free Funds were each organized as a Pennsylvania business trust in 1985, 1992, 1987, 1985, 1990, and 1986, respectively. Each Trust was reorganized as a Delaware statutory trust in 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust in 1998. Prior to their reorganizations as Delaware statutory trusts (aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust), the Trusts were known as: Vanguard California Tax-Free Fund, Inc.; Vanguard Florida Insured Tax-Free Fund, Inc.; Vanguard New Jersey Tax-Free Fund, Inc.; Vanguard New York Tax-Free Fund, Inc.; Vanguard Ohio Tax-Free Fund, Inc.; and Vanguard Pennsylvania Tax-Free Fund, Inc. Each Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within each Trust are classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the

1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Fund shareholders (except those of the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Fund, and each State Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt Funds, nor with each State Tax-Exempt Money Market Fund.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

80% Policy. Each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund’s name, under normal market conditions. In applying these 80% policies, assets include net assets and borrowings for investment purposes. In addition, under normal market conditions, the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. Each Fund will limit the value of all holdings (except U.S. government securities, cash, and cash items as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund (except Vanguard Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

Industry Concentration. Each Fund (except the California, New Jersey, New York, Ohio, and Pennsylvania Tax-Exempt Money Market Funds) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

For the California, New Jersey, New York, Ohio, and Pennsylvania Tax-Exempt Money Market Funds: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except that the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act, and certificates of deposit and bankers’ acceptances issued by domestic banks (which may include U.S. branches of non-U.S. banks).

Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Tax-Exempt Investments. For a description of each Fund’s fundamental policy on tax-exempt investments see “Fundamental Policies — 80% Policy.”

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the

SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc.) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. Such liquidity risk may be heightened for certain types of variable rate securities called “extendible municipal securities,” in which the holder of a security is required to retain the investment for the length of the remarketing period (the time frame in which a remarketing agent seeks a new buyer for the security). Extendible municipal securities typically have extended remarketing periods of up to 13 months after a tender date. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. Extendible municipal securities that have been “extended” into a longer remarketing period may also be considered illiquid.

Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. Each Fund’s obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a Fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced.

A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity.

In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; and trust preferred securities, which are preferred stocks of a special purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities — Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the higher of the credit rating of the insurer, based on its claims-paying ability, or the credit rating of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared towards accommodating municipal-issuer short-term cash-flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs); the borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury Department would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, the Fund may invest in other municipal bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc., Standard & Poor’s, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund’s investment management staff to appraise independently the fundamental quality of bonds held by the fund.

Municipal Bonds — Risks. Municipal bonds are subject to credit risk. Like other debt securities, Municipal bonds include investment-grade, non-investment-grade, and unrated securities. Rated municipal bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated municipal bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund’s trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Because preferred shares of closed-end investment companies are not allocated any operating or advisory expenses, the Vanguard funds will not bear any expenses from investments in certain variable-rate demand-preferred securities issued by closed-end municipal bond funds. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Market Discount. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Tender Option Bond Programs. Tender option bond programs are a type of municipal bond derivative structure, which is taxed as a partnership for federal income tax purposes. These programs provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value because of changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If a tender option bond program would fail to qualify as a partnership for federal income tax purposes, any Fund invested in that program could receive taxable ordinary income.

Variable Rate Demand Preferred Securities. The funds may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The funds may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common share holders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% at all times in order to issue preferred shares. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. The funds could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. The funds have no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, the funds may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund’s purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Other Investment Companies.”

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact affecting each state’s debt obligations. Each summary is based on a sampling of offering statements for the debt of each state’s issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

In general, the credit quality and credit risk of any issuer’s debt depend on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing, and diversified; financial operations are sound; and the debt burden is reasonable.

California Risk Factors

Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments in the State. Local government obligations include securities issued by counties, cities, school districts, special districts, agencies, and authorities. There are also bonds from various 501(c)(3) entities in the Funds. The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s Investors Service, Inc. (Moody’s)(according to its recalibrated scale introduced March 2010); “AA,” as determined by Standard & Poor’s (S&P); or “AA+”, as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, appropriation debt, and notes, compares unfavorably at A1/A2 (Stable) from Moody’s, A–/BBB+ (Negative Outlook) from S&P, and A–/BBB+ (Stable) from Fitch for general obligation bonds and essential lease debt/appropriation debt, respectively; the Moody’s and Fitch ratings were increased in April 2010 not as a result of a credit upgrade, but rather, as a result of that agency’s recalibration of its ratings from the municipal scale to the corporate scale. The S&P ratings have not changed over the past year.

California remains politically and fiscally challenged. The State adopted its budget for fiscal year 2011 (period commencing July 1, 2010) in October 2010, one hundred days late and the latest in modern history—a dubious record in a state where late budgets are the norm. The budget addressed a $17.9 billion gap for FY 2011, solved through a combination of ongoing expenditure cuts and one-time solutions. There were no tax increases in the budget. During the period in which the budget was delayed, the State Controller deferred payments to vendors, tax refund recipients, and schools, but all debt service and other priority payments were made on time, in full, and in cash. Once the budget was in place, the past due amounts were brought current. California successfully sold its annual Revenue Anticipation Notes in November 2010, allowing for a reserve against future cash flow shortfalls. For FY 2012, the Governor submitted a budget proposal in January 2011 as required under the State Constitution. The proposal, which the Legislature is considering, addresses a $17.2 billion gap for FY 2012 and an $8.2 billion gap that has developed for the current fiscal year. The proposal includes severe cuts in some program areas, a proposal to extend some current tax increases, eliminating redevelopment agencies, and other items. The final budget, which is supposed to be enacted by June 30, 2011 (but which is frequently late), may differ substantially from the Governor’s proposal.

According to Moody’s 2010 State Debt Medians, California’s net tax-supported debt of $87.3 billion (net of pension obligations) represented 5.6% of 2008 personal income, compared to a U.S. mean of 3.2%. Moody’s ranks California as the seventh highest in the nation by this measure, and its rank has risen over time. On a per capita basis, net tax-supported state debt was $2,343 according to Moody’s, also the seventh largest in the nation and also a figure that has increased over time. The $54.5 billion of authorized but unissued bonds as of December 31, 2010, is expected to erode these ratios when those bonds come to market. According to Moody’s, California’s net unfunded pension liabilities were $49.6 billion as of FY 2009. Despite the large figure, it is relatively well funded compared to other states based on various common size measurements. However, some of the investment return and smoothing assumptions built into the calculations are rather aggressive.

At over $1.7 trillion in 2009, California’s economy remains the largest among the states, representing approximately 13.4% of total U.S. economic activity. The growth rate from 2008 to 2009 (the latest data available) was –2.2%, slightly worse than the –2.1% national rate according to the U.S. Bureau of Economic Analysis. Unemployment was 12.5% (preliminary; seasonally adjusted) in California, as of December 2010, compared to the 9.4% national rate. As the largest agricultural producer in the country, California has unemployment levels that are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. California’s economy closely mirrors that of the United States with slightly less manufacturing concentration in California compared with the nation, and slightly more in the services sector. California remains a wealthy state. As of 2009, it had a per capita income level of $42,548, representing 107.4% of the national average according to the U.S. Bureau of Economic Analysis. The contraction from 2008 of 3.4% was more than the national average of 2.6%.

California remains the largest state in the nation by population. There are 37.3 million people living there as of December 2010, the latest official estimate from the Department of Commerce’s Bureau of the Census; this is 12.1% of the national population and represents a higher growth rate since the 2000 census. Despite the State’s current fiscal challenges, its growing, young population, the State’s status as a preferred location for new immigrants to locate, a strong—but challenged—higher education system, wealth levels, and excellent ports continue to bolster California’s economic prospects. Real estate markets have stabilized over the past year, but remain weak compared to earlier in the 2000s. This will impact the State’s finances, as well as those of local governments, but there are some recent signs of improvement.

Because of the State’s growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country’s older metropolitan areas. Water availability remains an ongoing challenge, because of continued growth there and in other western states, as well as a continuing drought. The State is also facing challenges to build new school facilities to educate its growing student population in the areas where population growth is taking place.

Local government finances are generally less challenged than the State’s are at the moment, although they are still stressed. Local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. With a slowed real estate market, this is an additional challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on state funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable for them.

California is subject to unique natural hazard risks such as earthquakes and forest fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed. Cycles of drought, flooding, fires, and mudslides are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.

Florida Risk Factors

Vanguard Florida Tax-Free Fund invests mainly in municipal bonds of the Florida State government, the State’s agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. Although the Fund invests a majority of its assets in municipal bonds of Florida issuers, it may invest up to 50% in non-Florida municipal bonds. As a result of this investment focus, events in Florida are likely to affect the Fund’s investment performance. The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA,” as determined by S&P; or “AA+,” as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State’s agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is less than average for U.S. states. Currently, Florida’s general obligation debt is rated Aa1 by Moody’s, AAA by S&P, and AAA by Fitch. Both S&P and Fitch have negative outlooks on their AAA ratings.

Florida has weathered the severe 2007–2009 economic recession that affected the nation and remains on relatively solid financial footing. While the State has not recovered to pre-recession health, revenues have started to grow again and the economic outlook is cautiously positive. The State is credited with sound fiscal management that built substantial reserves prior to the recession, cut expenditures during hard times, and raised revenues when needed. The State also prudently limited bond issuance. While many States have depleted reserves, Florida still has a cushion.

Florida’s housing market, which was among the hardest hit during the recession, remains a drag on growth and recovery, but employment trends in trade, tourism, health, education, and professional and business services have now turned positive. The State’s low cost of doing business will help spur the State’s economic recovery. Despite encouraging revenue trends in FY 2010 and FY 2011, the State needs to continue to be vigilant in crafting its 2012 budget (to be released by the Governor in early February 2011) given the loss of federal stimulus funds. Governor Scott has indicated that he would like to cut business and property taxes as part of his budget proposal, in addition to streamlining state government and implementing accountability budgeting.

Prior to the 2007–2009 recession, management of hyper population growth had been the major challenge facing the State and local governments; this is no longer a concern. While Florida’s 2010 census count of 18.8 million people, still represent a significant 6% of the U.S. population, in more recent months, net in-migration has been effectively zero or even negative. As a consequence, Florida’s economic engine has slowed. The State’s Office of Economic and Demographic Research November 2010 projections predict that annualized population growth rate will be 0.4% in FY 2011 and 0.7% in FY 2012, levels that are well below historic norms (from 1970–1995, the State’s long term population growth rate averaged over 3% per year).

The latest Bureau of Economic Analysis report of 2009 real state gross domestic product (GDP) shows that Florida’s GDP stands at $668.6 billion, representing a large 5.2% of national economic activity. However, the State’s real GDP growth rate was –3.4% from 2008-2009, worse than the –2.1% national rate during that time period. Despite the still negative 2008–2009 state gross domestic product growth rate, Florida’s national rank on this measure improved from 50th for 2007–2008 to 45th for 2008–2009. The State’s GDP is expected to improve for 2009–2010 over the prior year.

Until this recession, Florida had seen unwavering employment growth since 2000. Even during the 2001–2003 economic slowdown, the State gained approximately 115,000 jobs. Unemployment during that same period rose only slightly from 4.8% in 2001 to 5.1% in 2003 and was below that of the nation. More recently, the State’s December 2010 seasonally adjusted unemployment rate of 12.0% is above the nation’s December 2010 seasonally adjusted unemployment rate of 9.4%.

Florida’s wealth levels as measured by per capita income (PCI) continue to approximate national averages; the State’s 2009 PCI was 98.1% of the nation. However, the State’s 2009 PCI growth rate of –2.9% was slower than that of the nation at –2.6%. More recently, Florida has been faring better. Since the fourth quarter of 2009, Florida has experienced positive quarterly growth in personal income.

Unlike others, Florida did not face a mid-year budget gap in FY 2010. The State ended June 30, 2010, with general fund reserves of $1.5 billion (including the budget stabilization account), representing 6.8% of general fund revenues. Additional reserves of approximately $1.7 billion were also available at fiscal year-end, including $611.8 million in the Lawton Chiles Endowment Fund and an estimated $1.1 billion of other trust fund balances.

The enacted Fiscal year 2011 general fund budget totals $23.8 billion and is 12.3% larger than FY 2010’s general fund budget. The 2011 general fund budget is made up of $22.7 billion of general revenue collections, $367.5 million in trust fund transfers, and $752.8 million of reserves. In addition, the total budget for FY 2011 includes $2.7 billion of federal stimulus monies, of which $1.2 billion is allocated to health and human services and $1.4 billion for education. As constructed, FY 2011 is expected to end with $531 million of general fund reserves and $1.5 billion of trust fund reserves, down from FY 2010.

The State must also effectively manage potentially larger contingent liabilities related to hurricanes as a result of broadening its role as insurer and re-insurer through Florida Citizens Property and Florida Hurricane Catastrophe Funds. Legislation passed in January 2007 expanded eligibility for reinsurance and direct homeowner insurance policies through these state-related entities. State Farm’s decision to reduce its presence in the homeowner insurance policy market in Florida, may result in the State’s further entrenchment in the insurance business via Citizens and the Hurricane Catastrophe Fund. Fortunately, the balance sheets of both entities are currently strong given relatively muted recent hurricane seasons. Also with respect to event risk, it remains to be seen whether the April 2010 Gulf Coast/BP oil spill will result in significant environmental harm, which the State may need to remediate. Initial indications are that in the short term, there has not been a sizeable impact to the State’s tourism activities as a result of the oil spill.

Florida’s debt profile continues to be manageable. Florida’s state statute requires that the state’s debt service burden be less than 7% of its total governmental revenues. According to Moody’s, in 2009 the State’s tax-supported debt of $20.8 billion (excluding pension payments) was 2.9% of 2008 personal income, approximating the United States median of 3.2%. Florida ranks 23rd highest in the nation with respect to this measure. In addition, the State’s pension funds are generally well funded.

Florida is unusual among states in that all general obligation “full faith and credit” debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes.

Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the state constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

Massachusetts Risk Factors

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund’s investment performance.

The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA,” as determined by S&P; or “AA+,” as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes, is average at a full faith and credit rating of Aa1 (Moody’s, recalibrated from Aa2 in April 2010), AA (S&P), and AA+ (Fitch, recalibrated from AA in April 2010). Moody’s and Fitch maintain a stable outlook on their rating. S&P changed its Outlook to “Positive” on February 7, 2011, citing improving management practices as well as cost control and reform measures to address long term liabilities.

Massachusetts is densely populated and has high income levels. In 2009, the Commonwealth had the third highest state per capita personal income at $49,643 (125.3% of the U.S. average), following only Connecticut and New Jersey With the onset of the recent recession the annual unemployment rose to 5.3% in 2008 and increased to 8.4% in 2009; the preliminary rate was 8.0% in December 2010. Seasonally adjusted data for December 2010 shows a preliminary rate of 8.2% compared to a national rate of 9.4%. The U.S. Census Bureau has estimated that Massachusetts’s population in 2010 was 6.6 million.

In Massachusetts, the taxes on personal property and real estate are the largest source of tax revenues available to cities and towns. “Proposition 2½,” an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts’ cities and towns to raise revenue from property taxes to support their operations. To offset shortfalls experienced by local governments as a result of Proposition 2½, the Commonwealth had significantly increased direct local aid since 1981, which aid was reduced in fiscal years 2003 and 2004 in response to budget stress, then restored as the Commonwealth’s financial situation improved; this aid was again reduced mid-fiscal year 2009 as the Commonwealth’s revenues deteriorated in tandem with the national economic downturn. Despite the limitations imposed by Proposition 2½, however, S&P reports that Massachusetts’ cities and towns have above-average general obligation credit strength.

Between fiscal 2004 and fiscal 2007, the Commonwealth generated budget surpluses, allowing it to increase its rainy-day reserve (a small portion of which was used in fiscal 2008) to help balance the shortfall developing from economic softness. A greater amount of the rainy-day reserve was budgeted to help balance the fiscal 2009 budget. As was true in most states, the Commonwealth continued to be severely pressured by revenue shortfalls, such that additional rainy-day moneys were used, in combination with expenditure and revenue actions, to rebalance the fiscal year 2009 budget during the fiscal year. Federal stimulus funds from the American Recovery and Reinvestment Act of 2009 were a substantial portion of the fiscal year 2009 revenues. With the on-going economic weakness, the fiscal year 2010 budget was balanced through a combination of spending cuts, federal stimulus moneys, some reserves and other one-time measures, and a mix of new revenues. The most significant of the latter was an increase in the sales tax rate to 6.25% from 5.0% (a portion of which is dedicated to transportation). With revenue continuing to underperform, a combination of budget cuts and one-time revenues was implemented mid-fiscal year 2010. The fiscal year 2011 budget was also balanced through a combination of spending cuts, federal stimulus moneys, some reserves and other one-time measures. An intiative to roll back the sales tax increase was defeated at the polls in November 2010, while the companion initiative to remove the sales tax from alcoholic beverages was approved to be effective January 1, 2011. Unlike many other states, Massachusetts has maintained a balance in its Unemployment Trust Fund, avoiding the need to borrow from the federal government. The Commonwealth expects to end fiscal 2011 with a balance in its rainy-day fund.

Commonwealth debt levels remain well above average. According to Moody’s, in 2010 Massachusetts’ net tax-supported debt of $30.3 billion was 9.2% of personal income, in contrast to 8.9% in 2009, remaining the second highest level in the United States, for which the mean is 3.2%. Debt levels are expected to remain high as the Massachusetts School Building Authority issues bonds to finance a local school building program. There is uncertainty as to the effect on Commonwealth debt levels, if any, from the merger of the Turnpike Authority into the newly created MassDOT. In addition to this debt, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

New Jersey Risk Factors

Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, township, boroughs, school districts, special districts, agencies, and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Funds’ investment performance.

The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA” as determined by S&P; or “AA+,”as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and State agencies, including general obligation and revenue bonds, appropriation debt, and notes, compares somewhat unfavorably. As a result of a deterioration in the State’s financial position, an expectation of sizable structural imbalance in the State’s 2004–2005 budget and the softening economy, Moody’s downgraded New Jersey to Aa3 from Aa2 in July 2004, and assigned a Negative Outlook to it in August 2009; although recalibrated in April 2010 to a Aa2 rating, the Outlook remains “Negative”. S&P downgraded New Jersey to AA– from AA in July 2004, citing the State’s structural budget imbalance and the reduced future fiscal flexibility resulting from the New Jersey State Supreme Court’s ruling prohibiting the State from using bond proceeds to balance the budget in fiscal year 2005–06 and beyond. S&P upgraded the State’s rating to AA in July 2005, citing the underlying strength of the economy and the adoption of a fiscal year 2005–06 budget that made significant strides toward structural balance. On February 9, 2011, S&P downgraded its rating to AA–, citing its concerns regarding the poorly funded pension system and large post-employment benefits obligations and the above-average debt levels. Fitch recalibrated New Jersey to AA with a stable outlook from AA– in April 2010.

In 2009, New Jersey ranked second behind Connecticut in highest state per capita income (at $50,009 and 126.2% of the national average). New Jersey’s state gross domestic product in 2009 was $437.4 billion, a 2.4% decrease over 2008. With the onset of the recession the annual unemployment rate rose to 5.5% in 2008 and increased to 9.2% in 2009; the preliminary rate was 8.7% in December 2010. Seasonally adjusted data for December 2010 shows a preliminary rate of 9.1% compared to a national rate of 9.4%. The U.S. Census Bureau has estimated that New Jersey’s population in 2010 was 8.79 million.

The State’s debt burden is manageable in relation to the State’s wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues, such as transportation improvements and pension liabilities. Net tax-supported debt per capita is now among the highest in the United States. According to Moody’s, net tax-supported debt of $32.0 billion was 7.2% of personal income, the fourth highest in the United States (the mean for 2009 was 3.2%). Voters have approved a Constitutional amendment forbidding the issuance by state authorities of appropriation debt the payment of which does not have a dedicated revenue source unless the debt has been voter approved; this is expected to moderate the amount of debt outstanding over the long term.

The former governor, who assumed office in January 2006, had a stated goal of eliminating the structural imbalance in the state budget that had persisted for several years. The 2007–2008 fiscal year budget made some progress towards structural balance. The fiscal year 2008–2009 budget was 5% smaller than that for the prior year and made additional progress towards structural balance. As the economic softening accelerated, revenues fell amid expenditure pressures. Although the fiscal year 2009–2010 budget included substantial expenditure reductions, several of these added to the structural imbalance. The current governor assumed office in January 2009, also with a stated goal of addressing budget issues. The 2010–2011 adopted budget was balanced through a combination of federal stimulus moneys, eliminating any contribution to the underfunded pension plan; decreasing state aid to local governments, school districts and higher education; and modifying the homeowners’ tax relief program for one-time savings.

A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts.

New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. Like many other states, New Jersey will need to address unfunded pension and other post-employment benefit liabilities going forward.

New York Risk Factors

Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, agencies, authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds’ investment performance.

The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA,” as determined by S&P; or “AA+,” as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State’s general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State’s credit quality could be characterized as more volatile than that of other states, because the State’s credit rating has been upgraded and downgraded much more often than usual. These ratings have fluctuated between Aa and A since the early 1970s. Nonetheless, during this period the State’s obligations could still be characterized as providing upper medium-grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State’s general obligation debt to AA. S&P changed its outlook to stable in September 2004, noting that the modest improvement in the State’s economic base, in combination with anticipated revenue and expense actions and the presence of modest reserves, indicate that the out-year structural imbalance appears to be manageable. Moody’s upgraded its rating to A1 in November 2004 and to Aa3 with a stable outlook in December 2005. The upgrade reflected the positive trend in the State’s economy, tax revenues, and liquidity position. In April 2010 Moody’s recalibrated its rating to Aa2. Fitch also recalibrated the State’s rating to AA from AA– in April 2010.

In 2009, New York had the fifth highest state per capita income at $46,459 (117.2% of the U.S. average). With the onset of the recession the annual unemployment rate rose to 5.4% in 2008 and increased to 8.4% in 2009; the preliminary rate was 8.0% in December 2010. Seasonally adjusted data for December 2010 shows a preliminary rate of 8.2% compared to a national rate of 9.4%. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the mid-western economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the credit quality of New York City, which comprises about 40% of the State’s population and economy. Debt service expenditures have been growing as a claim on the State and City budgets.

New York State’s debt structure is also complicated; to circumvent voter approval, much state debt is issued by agencies, is not backed by the State’s full faith and credit, and, therefore, has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these measures to substantially impact the State’s debt posture. According to Moody’s, state net tax-supported debt of $61.3 billion was 6.5% of personal income, the fifth highest in the United States, where the mean is 3.2%. In 2002, the State created a new type of debt, backed by the personal income tax, which is rated AAA by S&P (upgraded from AA in February 2006) and Aa2 by Moody’s (recalibrated in April 2010). New York’s ability to raise revenues is limited, because combined State and local taxes as a percent of personal income are among the highest in the nation.

New York State’s future credit quality will be heavily influenced by the future of New York City. The State and the City both face substantial budget gaps for the fiscal years that begin April 1, 2011, and July 1, 2011, respectively.

Moody’s upgraded the City’s General Obligation rating to A1 in April 2005, and to Aa3 in July 2007, citing its well-institutionalized budget controls, conservative fiscal management, and risk associated with the economy concentrated in the financial services sector. Moody’s recalibrated the rating to Aa2 in April 2010. S&P upgraded the City’s rating to AA– in May 2006, and to AA in June 2007, the highest rating the City’s debt has ever attained, citing the City’s strong economic and revenue performance, and active budget management. Fitch recalibrated the city to AA from AA– in April 2010. Despite the recent turmoil in the financial services and related sectors, each agency carries a Stable Outlook on the New York City credit. The City can also issue debt through the Transitional Finance Authority (TFA), which debt is supported primarily by New York City Personal Income Taxes. Moody’s rates the TFA senior and junior liens AAA (recalibrated from Aa1) and Aa1 (recalibrated from Aa2), respectively, and S&P rates both liens AAA. In summer 2009, the City received authorization of additional debt issuance capacity through TFA.

New York City’s economic and financial performance in the last portion of the 1990s had strengthened because of high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001–2002 fiscal year, even before the events of September 11, 2001. Financial performance for the fiscal year ending June 30, 2002, was balanced, buoyed by federal emergency aid. Budget balancing actions for the 2002–2003 fiscal year were stringent, including an 18% mid-year property tax increase as well as mid-year service reductions as the City collected revenues that were even less than the substantially reduced receipts projected at the time of budget adoption. Additional balancing actions were taken for the 2003–2004 fiscal year, including temporary increases in the personal income tax and sales tax rates. Fiscal years 2004–2005, 2005–2006, and 2006–2007, operations benefited from a stabilized City economy, with securities industry profits up, positive activity in the tourism sector, and a healthy residential real estate market. Fiscal 2007–2008 financial performance softened, reflecting lower Wall Street profitability and a slowing real estate market. Fiscal 2008–2009 financial performance was off sharply as a result of the turmoil on Wall Street; a series of budget-balancing actions were taken including a mid-year 7% increase in property taxes. The fiscal 2010 budget included spending cuts, the use of federal stimulus moneys, and certain tax increases including raising the sales tax by 0.5%. The fiscal 2011 budget was balanced with spending cuts and the federal stimulus moneys.

Major areas of relative credit strength continue to exist in localities in Long Island and north of New York City, where affluent population bases continue to exist. All New York counties are under some fiscal distress because of rising pension contribution costs and uncertainties regarding the level of state aid to be received in the future. Medicaid costs, which had been a source of county budgetary pressure, have moderated with the enactment of an annual increase cap.

Ohio Risk Factors

Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of the State of Ohio, political subdivisions of the State, and agencies or instrumentalities of the State or its political subdivisions. As a result of this investment focus, events in Ohio are likely to affect the Funds’ investment performance. The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA” as determined by S&P; or “AA+,” as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody’s, AA+/AA from S&P, and AA+/AA from Fitch for general obligation bonds and essential lease debt, respectively. Moody’s implemented a new Global Rating Scale during 2010, and consequently moved the State of Ohio’s rating up one-notch. Moody’s pointed to the state’s continuing fiscal challenges and the decline in liquidity. As in previous years, Moody’s pointed to the State’s continued economic weakness and maintained a negative outlook. S&P maintained its negative ratings outlook during 2010, noting that the state has increasingly relied on nonrecurring budget fixes to close budget gaps. Fitch also recalibrated Ohio’s ratings up one notch in April 2010.

Ohio has faced severe economic challenges over the last nine years. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above average cyclicality. Although the service industry is the largest employer, the manufacturing sector contributes an equal share to Ohio’s gross state product. Ohio, like the other states, has experienced significant manufacturing productivity improvements and this has led to a continued long-term decline in manufacturing employment. This job loss is exacerbated during recessions when manufacturing output declines. The State’s December 2010 seasonally adjusted unemployment rate of 12.0% is above the nation’s December 2010 seasonally adjusted unemployment rate of 9.4%.

Economic diversification is taking place in some metropolitan areas, and includes expansions in the service and knowledge-based industries, particularly health care and financial services. Ohio’s per capita income is now at 90% of the national average, down from 96% in 1990.

Historically, the State’s fiscal position has been strong, bolstered by operating surpluses and significant reserves maintained in the budget stabilization fund. Ohio did draw down its budgetary reserves to near zero during the economic downturn of 2002 and 2003, but was able to rebuild a strong liquidity position, despite the economic challenges of the past eight years. The State budget office had expected to maintain its budgetary reserves into 2011, but drew its reserves down to zero during 2009 when economic weakness caused a material drop in revenues. The State addressed its loss of budgetary reserves by delaying a planned income tax cut, and by expanding casino gambling operations. Ohio will most likely be forced to make further budget cuts as federal revenues decline in 2011, and if economic weakness persists. Ohio has sought to remain economically competitive through a program of tax cuts, Despite Ohio’s fiscal challenges; the State’s finances are in better shape than those of many other states in the country.

Ohio’s debt burden is moderate. According to Moody’s, 2010 net tax-supported debt at 2.6% of personal income was lower than the national mean of 3.2%. Ohio’s constitution places limits on debt issuance without voter approval and expressly precludes the State from assuming the debt of any local government or of corporations. The constitution does authorize the State to issue debt where the right to levy excise taxes to pay debt service is not granted. Such state obligations are generally secured by biennial state appropriations for lease payments tied to the debt service on the bonds.

Local school districts in Ohio receive, on average, about 50% of their operating money from state sources, but they also levy local property taxes. About one-fifth of the districts also rely on voter-authorized income taxes for a significant portion of their revenue.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations, and, with other local governments, receive local government support and property tax relief money distributed by Ohio. At present, the State itself does not levy ad valorem taxes on real or tangible personal property. The constitution limits the aggregate local overlapping property tax levy (including a levy for unvoted general obligations) to 1% of true value and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the “ten-mill limitation”).

Pennsylvania Risk Factors

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, Commonwealth agencies, and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Funds’ investment performance.

The average credit rating among states in the United States for “full faith and credit” state debt is “Aa1,” as determined by Moody’s (according to its recalibrated scale introduced March 2010); “AA,” as determined by S&P; or “AA+,” as determined by Fitch (according to its recalibrated scale introduced April 2010). Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and Commonwealth agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania general obligation bonds by Moody’s, S&P, and Fitch are Aa1, AA, and AA+, respectively. Note this is an increase from the previous year of Aa2, AA, and AA though this reflects Moody’s and Fitch’s recalibration of their ratings to a global scale. In August 2009, Moody’s placed a negative outlook on the State’s rating and this outlook has remained. In May 2010, Fitch placed a negative outlook on their rating, reflecting continued revenue weakness and reduced financial flexibility. Overall factors contributing to Pennsylvania’s strong credit quality include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government.

Pennsylvania reported an operating deficit in fiscal year 2009 and 2010, reversing a trend of surpluses that began with fiscal year 2004, after the Commonwealth had experienced negative operating results in 2002 and 2003. The fiscal year 2011 budget was passed on time, which was an improvement from 2010 when it was over three months late. The budget again relies on non-recurring one-shot items that need to be addressed. Additionally, for the second consecutive year the Commonwealth issued a short-term Tax Revenue Anticipation Note to manage cash flows which they avoided for the previous decade.

Commonwealth debt levels are below average. According to Moody’s, 2008 net tax-supported debt was 2.4% of personal income, below the national mean of 3.2%. Debt levels are expected to continue to rise to fund economic stimulus and infrastructure initiatives, but the ratio of debt service to revenue is expected to remain below 4%.

Pennsylvania’s economy is no longer as manufacturing based as it was just ten years ago. Manufacturing employment now represents 10.2% of total employment; down from 14.5% in 2001, but still above the national share of 9.1%. Pennsylvania’s unemployment rate as of December 2010 was 8.5% compared to national level of 9.4%. Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified industrial base. Recently the major sources of growth in Pennsylvania have been in the service sector; including trade, medical, health services, education, financial institutions and recently gambling enterprises, and accounts for 46.5% of the states non-farm employment.

A number of local governments in the Commonwealth have, from time to time, faced fiscal stress and were unable to address serious economic, social, and health care problems within their revenue constraints. Both Philadelphia and Pittsburgh operate under the oversight of an Intergovernmental Cooperation Authority. Philadelphia has been under the state’s oversight since the 1990s. After several years of significant improvement, Philadelphia is once again facing difficult budgetary challenges. S&P rates Philadelphia BBB and Moody’s rates it A2. Moody’s A2 rating reflects a November 2010 downgrade from A1. Moody’s had recalibrated the rating April 2010 to A1 from Baa1. In 2002, the City of Pittsburgh was found by the Commonwealth to be in fiscal distress and placed under oversight. In December 2007, S&P raised Pittsburgh’s rating to BBB from BBB–, and Moody’s raised the rating to Baa1 in August 2008, which then recalibrated it to A1 in April 2010. During this past year, the City of Harrisburg has raised the specter of bankruptcy | due to its guaranty on an incinerator project that is not operating as expected. Additionally the City of Reading in December requested and received distressed municipality status under Act 47, which directs the state to provide financial oversight.

SHARE PRICE

Multiple class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the California Intermediate-Term, California Long-Term, Florida Long-Term, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the State Tax-Exempt Money Market Funds, the Massachusetts Tax-Exempt Fund, and the Ohio Long-Term Tax-Exempt Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding.

The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The Fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund’s net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

The use of amortized cost and the maintenance of a money market fund’s NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, maintain a dollar-weighted average life of 120 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services or, in the case of an instrument not so rated, determined to be of comparable quality by methods approved by the trustees.

Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund.

Each Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. As of November 30, 2010, the Funds had contributed capital to Vanguard as follows:

		Total Amount	Percent of
	Percent of Each Fund’s	Contributed by	Vanguard’s
Fund	Average Net Assets	the Funds	Capitalization
Vanguard California Tax-Free Funds	0.02%	$2,342,000	0.94%
Vanguard Florida Tax-Free Funds	0.02	179,000	0.07
Vanguard Massachusetts Tax-Exempt Funds	0.02	181,000	0.07
Vanguard New Jersey Tax-Free Funds	0.02	766,000	0.30
Vanguard New York Tax-Free Funds	0.02	1,133,000	0.45
Vanguard Ohio Tax-Free Funds	0.02	309,000	0.12
Vanguard Pennsylvania Tax-Free Funds	0.02	1,061,000	0.43

Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee, and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended November 30, 2008, 2009, and 2010, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)
Fund	2008	2009	2010
Vanguard California Tax-Exempt Money Market Fund
Management and Administrative Expenses:	0.07%	0.09%	0.14%
Marketing and Distribution Expenses:	0.03	0.04	0.03
Vanguard California Intermediate-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.03	0.03
Vanguard California Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.03	0.02
Vanguard Florida Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.02	0.02
Vanguard Massachusetts Tax-Exempt Fund
Management and Administrative Expenses:	0.09%	0.14%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03

Fund	2008	2009	2010
Vanguard New Jersey Tax-Exempt Money Market Fund
Management and Administrative Expenses:	0.08%	0.10%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard New Jersey Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.02	0.02
Vanguard New York Tax-Exempt Money Market Fund
Management and Administrative Expenses:	0.07%	0.10%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard New York Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.03	0.02
Vanguard Ohio Tax-Exempt Money Market Fund
Management and Administrative Expenses:	0.07%	0.10%	0.13%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Ohio Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.10%	0.14%	0.14%
Marketing and Distribution Expenses:	0.02	0.03	0.03
Vanguard Pennsylvania Tax-Exempt Money Market Fund
Management and Administrative Expenses:	0.07%	0.10%	0.14%
Marketing and Distribution Expenses:	0.03	0.03	0.03
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Management and Administrative Expenses:	0.07%	0.11%	0.11%
Marketing and Distribution Expenses:	0.02	0.02	0.02

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	178
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008. Mr. McNabb’s 24 years
with Vanguard and his position as chief executive
officer of Vanguard and the Vanguard funds give him
intimate experience with the day-to-day management
and operations of the Vanguard funds.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	178
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University. Mr. Fullwood brings to the board particular
			experience with marketing, organizational development,
			and operations management.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	178
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), and Hewlett-Packard
			Company (electronic computer manufacturing); as
			Senior Advisor at New Mountain Capital; as a trustee of
			The Conference Board; and on the Board of Managers
			of Delphi Automotive LLP (automotive components).
			Mr. Gupta brings to the board particular experience
			with finance, capital markets, and global operations.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann serves as the President of the University	178
(1949)			of Pennsylvania. She is the Christopher H. Browne
			Distinguished Professor of Political Science in the
			School of Arts and Sciences with secondary
			appointments at the Annenberg School for
			Communication and the Graduate School of Education
			at the University of Pennsylvania. Dr. Gutmann also
			serves as a director of Carnegie Corporation of New
			York, Schuylkill River Development Corporation, and
			Greater Philadelphia Chamber of Commerce; and as a
			trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues. Dr. Gutmann brings
			to the board particular experience with community and
			organizational development, education, ethics, and
			public policy.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	178
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			consumer products). Ms. Heisen served as Vice
			President and Chief Information Officer of Johnson &
			Johnson from 1997 to 2005. Ms. Heisen serves as a
			director of Skytop Lodge Corporation (hotels), the
			University Medical Center at Princeton, the Robert
			Wood Johnson Foundation, and the Center for Work
			Life Policy; and as a member of the advisory board of
			the Maxwell School of Citizenship and Public Affairs at
			Syracuse University. Ms. Heisen brings to the board
			particular experience with human resources, and
			financial and information technology matters.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	178
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as a director of
			SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), the Lumina
			Foundation for Education, and Oxfam America; and as
			Chairman of the Advisory Council for the College of
			Arts and Letters and Member of the Advisory Board to
			the Kellogg Institute for International Studies at the
			University of Notre Dame. Mr. Loughrey served as a
			director of Sauer-Danfoss Inc. (machinery) from 2000
			to 2010, and of Tower Automotive Inc. (manufacturer
			of automobile components) from 1994 to 2007.
			Mr. Loughrey brings to the board particular experience
			with global operations, technology, and risk and human
			resources management.

André F. Perold	Trustee	December 2004	Mr. Perold is the George Gund Professor of Finance	178
(1952)			and Banking at the Harvard Business School, and Chair
			of the Investment Committee of HighVista Strategies
			LLC (private investment firm). From 2003 to 2009,
			Mr. Perold served as chairman of the board of UNX,
			Inc. (equities trading firm). Mr. Perold brings to the
			board particular experience with investment
			management and finance.

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	178
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) and the National
			Association of Manufacturers; Chairman of the Federal
			Reserve Bank of Cleveland; Vice Chairman of
			University Hospitals of Cleveland; and President of the
			Board of The Cleveland Museum of Art. Mr. Rankin
			brings to the board particular experience with finance,
			capital markets, and risk and operations management.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	178
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as Overseer of the Amos
			Tuck School of Business Administration at Dartmouth
			College. Mr. Volanakis brings to the board particular
			experience with international operations, marketing,
			and corporate development.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	178
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	and Outside Directorships	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	During the Past Five Years	Trustee/Officer
Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as	178
(1957)	Officer		Chief Financial Officer of each of the investment
			companies served by Vanguard, since 2008. Mr.
			Higgins served as Treasurer of each of the investment
			companies served by Vanguard, from 1998 to 2008.

Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	178
(1955)			Treasurer of each of the investment companies served
			by Vanguard, since 2008. Ms. Hyatt served as
			Assistant Treasurer of each of the investment
			companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	178
(1956)			Vanguard since 2006; General Counsel of Vanguard
			since 2005; Secretary of Vanguard and of each of the
			investment companies served by Vanguard, since
			2005; and Director and Senior Vice President of
			Vanguard Marketing Corporation since 2005. Ms. Stam
			served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund’s last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund’s last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during each Fund’s last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Tables. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD CALIFORNIA TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$2,243	—	—	205,000
Rajiv L. Gupta	2,243	—	—	205,000
Amy Gutmann	2,243	—	—	199,200
JoAnn Heffernan Heisen	2,243	$51	$3,395	205,000
F. Joseph Loughrey	2,243	—	—	205,000
André F. Perold	2,243	—	—	199,200
Alfred M. Rankin, Jr.	2,573	99	6,653	235,000
Peter F. Volanakis	2,243	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD FLORIDA TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Fund[1]	Fund’s Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$172	—	—	205,000
Rajiv L. Gupta	172	—	—	205,000
Amy Gutmann	172	—	—	199,200
JoAnn Heffernan Heisen	172	$4	$3,395	205,000
F. Joseph Loughrey	172	—	—	205,000
André F. Perold	172	—	—	199,200
Alfred M. Rankin, Jr.	198	7	6,653	235,000
Peter F. Volanakis	172	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Fund[1]	Fund’s Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$165	—	—	205,000
Rajiv L. Gupta	165	—	—	205,000
Amy Gutmann	165	—	—	199,200
JoAnn Heffernan Heisen	165	$4	$3,395	205,000
F. Joseph Loughrey	165	—	—	205,000
André F. Perold	165	—	—	199,200
Alfred M. Rankin, Jr.	190	7	6,653	235,000
Peter F. Volanakis	165	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD NEW JERSEY TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$772	—	—	205,000
Rajiv L. Gupta	772	—	—	205,000
Amy Gutmann	772	—	—	199,200
JoAnn Heffernan Heisen	772	$17	$3,395	205,000
F. Joseph Loughrey	772	—	—	205,000
André F. Perold	772	—	—	199,200
Alfred M. Rankin, Jr.	884	34	6,653	235,000
Peter F. Volanakis	772	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD NEW YORK TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$1,139	—	—	205,000
Rajiv L. Gupta	1,139	—	—	205,000
Amy Gutmann	1,139	—	—	199,200
JoAnn Heffernan Heisen	1,139	$26	$3,395	205,000
F. Joseph Loughrey	1,139	—	—	205,000
André F. Perold	1,139	—	—	199,200
Alfred M. Rankin, Jr.	1,307	50	6,653	235,000
Peter F. Volanakis	1,139	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD OHIO TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$314	—	—	205,000
Rajiv L. Gupta	314	—	—	205,000
Amy Gutmann	314	—	—	199,200
JoAnn Heffernan Heisen	314	$ 7	$3,395	205,000
F. Joseph Loughrey	314	—	—	205,000
André F. Perold	314	—	—	199,200
Alfred M. Rankin, Jr.	364	14	6,653	235,000
Peter F. Volanakis	314	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or
	Aggregate	Retirement Benefits	Accrued Annual	Total Compensation
	Compensation	Accrued as Part of the	Retirement Benefit at	from All Vanguard
Trustee	from the Funds[1]	Funds’ Expenses[1]	January 1, 2010 [2]	Funds Paid to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$ 960	—	—	205,000
Rajiv L. Gupta	960	—	—	205,000
Amy Gutmann	960	—	—	199,200
JoAnn Heffernan Heisen	960	$24	$3,395	205,000
F. Joseph Loughrey	960	—	—	205,000
André F. Perold	960	—	—	199,200
Alfred M. Rankin, Jr.	1,103	46	6,653	235,000
Peter F. Volanakis	960	—	—	205,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended November 30, 2010. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 179 Vanguard funds for the 2010 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2010.

VANGUARD CALIFORNIA TAX-FREE FUNDS

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard California Tax-Exempt Money Market Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard California Intermediate-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard California Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD FLORIDA TAX-FREE FUNDS
		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Florida Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Massachusetts Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD NEW JERSEY TAX-FREE FUNDS
		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard New Jersey Tax-Exempt Money Market Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard New Jersey Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD NEW YORK TAX-FREE FUNDS
		Dollar Range of	Aggregate Dollar Range of
		Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard New York Tax-Exempt Money Market Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard New York Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD OHIO TAX-FREE FUNDS
		Dollar Range of	Aggregate Dollar Range of
		Fund Shares	Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Ohio Tax-Exempt Money Market Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Ohio Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Fund	Trustee	Owned by Trustee	Owned by Trustee
Vanguard Pennsylvania Tax-Exempt Money Market Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	$10,001–$50,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Pennsylvania Long-Term Tax-Exempt Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of June 30, 2011, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of June 30, 2011, the following owned of record 5% or more of each class’s outstanding shares:

Vanguard California Intermediate-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (45.37%), National Financial Services Corporation, New York, NY (11.31%), TD Ameritrade Inc., Omaha, NE (5.67%); Vanguard California Intermediate-Term Tax-Exempt Fund—Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (11.68%); Vanguard California Long-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (27.20%), National Financial Services Corporation, New York, NY (6.12%), TD Ameritrade Inc., Omaha, NE (5.57%); Vanguard Florida Long-Term Tax-Exempt Fund—Investor Shares: National Financial Services Corporation, New York, NY (10.72%), Charles Schwab & Co. Inc., San Francisco, CA (10.40%); Vanguard Massachusetts Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (9.31%), National Financial Services Corporation, New York, NY (8.62%); Vanguard New Jersey Long-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (13.47%), National Financial Services Corporation, New York, NY (10.02%); Vanguard New York Tax-Exempt Money Market Fund—Investor Shares: Robert D. Goldfarb, Ruane Cunniff and Goldfarb Inc., New York, NY (7.63%); Vanguard New York Long-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co, Inc., San Francisco, CA (16.35%), National Financial Services Corporation, New York, NY (12.95%); Vanguard Ohio Long-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (9.55%); Vanguard Pennsylvania Long-Term Tax-Exempt Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (10.54%), National Financial Services Corporation, New York, NY (6.37%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth (5th) business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six (6) months after the initial posting. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure, as previously described, when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Brilliant Graphics, Inc., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Innovation Printing & Communications, Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., Markit WSO Corporation, McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to the Funds. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended November 30, 2008, 2009, and 2010, the Funds paid the following approximate amounts of Vanguard’s expenses relating to investment advisory services:

Fund	2008	2009	2010
Vanguard California Tax-Exempt Money Market Fund	$800,000	$909,000	$1,076,000
Vanguard California Intermediate-Term Tax-Exempt Fund	444,000	456,000	479,000
Vanguard California Long-Term Tax-Exempt Fund	286,000	276,000	263,000
Vanguard Florida Long-Term Tax-Exempt Fund	103,000	95,000	91,000
Vanguard Massachusetts Tax-Exempt Fund	73,000	79,000	88,000
Vanguard New Jersey Tax-Exempt Money Market Fund	335,000	415,000	511,000
Vanguard New Jersey Long-Term Tax-Exempt Fund	178,000	186,000	188,000
Vanguard New York Tax-Exempt Money Market Fund	505,000	639,000	780,000
Vanguard New York Long-Term Tax-Exempt Fund	263,000	272,000	276,000
Vanguard Ohio Tax-Exempt Money Market Fund	108,000	147,000	184,000
Vanguard Ohio Long-Term Tax-Exempt Fund	74,000	83,000	87,000
Vanguard Pennsylvania Tax-Exempt Money Market Fund	391,000	530,000	671,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	238,000	255,000	266,000

Other Accounts Managed

Marlin G. Brown manages the Ohio Long-Term Tax-Exempt, Pennsylvania Long-Term Tax-Exempt, and Massachusetts Tax-Exempt Funds, and co-manages the Florida Long-Term Tax-Exempt Fund; as of January 31, 2011, the Funds collectively held assets of $5.4 billion. As of January 31, 2011, Mr. Brown also managed one other registered investment company with total assets of $13.6 billion (advisory fee not based on account performance).

John M. Carbone manages the California Tax-Exempt Money Market, New Jersey Tax-Exempt Money Market, and Pennsylvania Tax-Exempt Money Market Funds; as of January 31, 2011, the Funds collectively held assets of $9.7 billion.

James M. D’Arcy co-manages the Florida Long-Term Tax-Exempt, California Intermediate-Term Tax-Exempt, and California Long-Term Tax-Exempt Funds; as of June 30, 2011, the Funds collectively held assets of $8.8 billion.

Mathew M. Kiselak co-manages the California Intermediate-Term Tax-Exempt and California Long-Term Tax-Exempt Funds; as of January 31, 2011, the Funds collectively held assets of $7.5 billion. As of January 31, 2011, Mr. Kiselak also managed two other registered investment companies with total assets of $12.7 billion (advisory fees not based on account performance).

Michael G. Kobs manages the New Jersey Long-Term Tax-Exempt and New York Long-Term Tax-Exempt Funds; as of January 31, 2011, the Funds collectively held assets of $4.7 billion. As of January 31, 2011, Mr. Kobs also managed all or a portion of two other registered investment companies with total assets of $28.4 billion (advisory fees not based on account performance).

Justin A. Schwartz manages the New York Tax-Exempt Money Market and Ohio Tax-Exempt Money Market Funds; as of January 31, 2011, the Funds collectively held assets of $4 billion. As of Janaury 31, 2011. Mr. Schwartz also co-managed one other registered investment company with total assets of $3.2 billion (advisory fee not based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

Each Fund’s portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of November 30, 2010, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980’s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For intermediate- and long-term tax-exempt funds, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For tax-exempt money market funds, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of November 30, 2010, Vanguard employees collectively invested more than $2.6 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard Funds, and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of June 30, 2011, Mr. Brown owned shares of the Pennsylvania Long-Term Tax-Exempt Fund within the $1-$10,000 range. Except as noted in the previous sentence, as of June 30, 2011, the portfolio managers did not own any shares of the Vanguard State Tax-Exempt Funds they managed.

Duration and Termination of Investment Advisory Agreements

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.

As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended November 30, 2008, 2009, and 2010, the Funds (other than the State Tax-Exempt Money Market Funds) paid brokerage commissions in the following amounts:

Fund	2008	2009[1]	2010
Vanguard California Intermediate-Term Tax-Exempt Fund	$110,415	$22,418	$56,273
Vanguard California Long-Term Tax-Exempt Fund	75,082	13,517	30,390
Vanguard Florida Long-Term Tax-Exempt Fund	22,318	4,648	10,285
Vanguard Massachusetts Tax-Exempt Fund	16,300	4,054	10,197
Vanguard New Jersey Long-Term Tax-Exempt Fund	40,951	9,421	21,983
Vanguard New York Long-Term Tax-Exempt Fund	63,175	13,445	32,300
Vanguard Ohio Long-Term Tax-Exempt Fund	17,073	4,380	9,931
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	59,666	12,884	30,930

1 Since 2007, the long-standing high correlation between treasuries and municipal bonds has weakened. This has made municipal bonds more attractive relative to the treasury futures typically used by the Funds. As a result, the Funds’ investments in futures, and therefore the brokerage commissions associated with these investments, significantly decreased in 2008 and 2009.

During the most recent fiscal years, the State Tax-Exempt Money Market Funds did not pay any brokerage commissions.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

As of November 30, 2010, each Fund held no securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval

Company requires senior executives to hold a minimum amount
of company stock (frequently expressed as a multiple of salary).
Company requires stock acquired through option exercise to be held for a certain period of time.
Compensation program includes performance-vesting awards,
indexed options, or other performance-linked grants.
Concentration of option grants to senior executives is limited
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

B. Bonus plans

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.
Annual option grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without
shareholder approval.
Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A.	Shareholder rights plans (poison pills)
A	company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at vanguard.com, or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended November 30, 2010, appearing in the Funds‘ 2010 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody’s municipal bond ratings:

Aaa—Judged to be of the “best quality” and are referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

Aa—Judged to be of “high quality by all standards.” Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with the Aaa group, they make up what are generally know as “high-grade bonds”.

A—Possess many favorable investment attributes and are considered “upper-medium-grade obligations.” Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba—Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

B—Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Caa—Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

Ca—Speculative in a high degree. Often in default.

C—Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Moody’s state and municipal note ratings: Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (MIG). Symbols used will be as follows:

MIG-1—Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2—High quality with margins of protection ample, although not so large as in the preceding group.

Moody’s highest commercial paper rating:

Prime-1 (P-1)—Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Standard & Poor’s municipal bond ratings:

AAA—Has the highest rating assigned by Standard & Poor’s. Extremely strong capacity to pay principal and interest.

AA—Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only to a small degree.

A—Has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions.

BBB—Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than are bonds in the A category.

BB, B, CCC, CC— Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

D—In default, and payment of principal and/or interest is in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Standard & Poor’s municipal note ratings:

SP-1+ —Very strong capacity to pay principal and interest.

SP-1 —Strong capacity to pay principal and interest.

Standard & Poor’s highest commercial paper ratings:

A-1+ —This designation indicates the degree of safety regarding timely payment is overwhelming.

A-1 —This designation indicates the degree of safety regarding timely payment is very strong.

“FTSE®” and “FTSE4Good ™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

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